UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 28, 2023

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

001-37394

(Commission File Number)

Delaware	81-5265638
(State or Other Jurisdiction of	(IRS Employer Identification Number)
Incorporation or Organization)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 28, 2023, Black Knight, Inc. (“Black Knight”) held a special meeting of stockholders (the “special meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 4, 2022, as amended by Amendment No. 1 thereto, dated as of March 7, 2023 (the “merger agreement”), among Black Knight, Intercontinental Exchange, Inc. (“ICE”) and Sand Merger Sub Corporation (“Sub”), which provides, among other things and subject to the terms and conditions set forth therein, that Sub will merge with and into Black Knight (the “merger”), with Black Knight surviving as a wholly owned subsidiary of ICE.

As of March 30, 2023, the record date for the special meeting, there were 156,792,114 shares of common stock, par value $0.0001 per share, of Black Knight (“Black Knight common stock”) outstanding, each of which was entitled to one vote for each proposal at the special meeting. At the special meeting, a total of 135,867,729 shares of Black Knight common stock, representing approximately 87% of the voting power of the issued and outstanding shares of Black Knight common stock, were present in person or by proxy, constituting a quorum to conduct business.

At the special meeting, the following proposals were considered:

1.	a proposal to approve and adopt the merger agreement (the “merger proposal”);

2.	a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Black Knight’s named executive officers that is based on or otherwise relates to the merger (the “compensation proposal”); and

3.	a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the merger proposal or to ensure that any supplement or amendment to the proxy statement/prospectus is timely provided to holders of Black Knight common stock (the “adjournment proposal”).

At the special meeting, the merger proposal was approved by the requisite vote of Black Knight’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, please see the definitive proxy statement filed by Black Knight with the U.S. Securities and Exchange Commission on March 31, 2023.

1.Merger proposal:

For	Against	Abstain	Broker Non-Votes
134,923,923	251,462	692,344	0

2.Compensation proposal:

For	Against	Abstain	Broker Non-Votes
32,031,067	101,533,501	2,303,161	0

3.	Adjournment proposal:

For	Against	Abstain	Broker Non-Votes
113,130,602	21,540,765	1,196,362	0

Completion of the merger is subject to the receipt of required regulatory clearance and other customary closing conditions.

***

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight’s or ICE’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of Black Knight by ICE (the “Transaction”), including future financial and operating results, Black Knight’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and ICE’s reports filed with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Black Knight or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction, as amended by the parties on March 7, 2023; the outcome of any legal proceedings that may be instituted against Black Knight or ICE; the possibility that the Transaction does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Black Knight or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and ICE operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Black Knight’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on Black Knight’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or ICE’s results.

All forward-looking statements attributable to Black Knight or ICE, or persons acting on Black Knight’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Black Knight and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Black Knight or ICE update one or more forward-looking statements, no inference should be drawn that Black Knight or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, ICE and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Agreement and Plan of Merger, dated as of May 4, 2022, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 7, 2023, among Black Knight, ICE and Sand Merger Sub Corporation (the “Amended Merger Agreement”), ICE has filed with the SEC a post-effective amendment to the Registration Statement on Form S-4 (as amended by the post-effective amendment, the “Amended Registration Statement”). The Amended Registration Statement includes an updated proxy statement of Black Knight that also constitutes a prospectus of ICE. The Amended Registration Statement was declared effective by the SEC on March 30, 2023, and Black Knight commenced mailing the updated definitive proxy statement/prospectus to its stockholders on or about March 31, 2023.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE AMENDED REGISTRATION STATEMENT ON FORM S-4 AND THE UPDATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE AMENDED REGISTRATION STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE UPDATED PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING BLACK KNIGHT, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Knight or ICE through the website maintained by the SEC at http://www.sec.gov or from Black Knight at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by Black Knight will be available free of charge by accessing Black Knight’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials—SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204,

Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.theice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

PARTICIPANTS IN THE SOLICITATION

Black Knight, ICE, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Black Knight in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Black Knight and ICE and other persons who may be deemed to be participants in the solicitation of stockholders of Black Knight in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the updated proxy statement/prospectus related to the Transaction. Additional information about Black Knight, the directors and executive officers of Black Knight and their ownership of Black Knight common stock is also set forth in Amendment No. 1 to Black Knight’s Form 10-K filed on Form 10-K/A on March 24, 2023, and other documents subsequently filed by Black Knight with the SEC. Additional information about ICE, the directors and executive officers of ICE and their ownership of ICE common stock can also be found in Amendment No. 1 to ICE’s Form 10-K filed on Form 10-K/A on March 15, 2023, and other documents subsequently filed by ICE with the SEC. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date:	April 28, 2023	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President and General Counsel